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                                                                   EXHIBIT 23.04


                           CONSENT OF EDWARD GILLIGAN

I hereby consent to my identification as a director nominee of Concur Technologies, Inc. (the "Company") in the Company's Registration Statement on Form S-1 (Reg. No. 333-62299) and the related Prospectus included therein.



                                             /s/ EDWARD GILLIGAN
                                             --------------------------------
                                             Edward Gilligan


New York, New York
November 18, 1998